UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007 (April 27, 2007)

WYETH

(Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.	07940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-660-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers.

(b)	On April 27, 2007, Wyeth (the “Company”) reported that Chief Financial Officer and Vice Chairman Kenneth J. Martin has announced plans to leave the Company at the end of June 2007 to pursue personal interests. The Company plans to name a new Chief Financial Officer in advance of Mr. Martin’s departure. The Company’s press release announcing Mr. Martin’s planned departure is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)	Wyeth Press Release, dated April 27, 2007, announcing the planned departure of Kenneth J. Martin, Chief Financial Officer and Vice Chairman of Wyeth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2007	WYETH

	By:	/s/ Eileen M. Lach
	Name:	Eileen M. Lach
	Title:	Vice President, Corporate Secretary and Associate General Counsel

Exhibit Index

Exhibit Number	Description
(99.1)	Wyeth Press Release, dated April 27, 2007, announcing the planned departure of Kenneth J. Martin, Chief Financial Officer and Vice Chairman of Wyeth.